Centrus Acquires Westerman Holdings, LLC, Bringing a Key Supplier In-House and Diversifying Its Manufacturing Capacity October 19, 2026 Secures a key centrifuge component supplier and best-in-class manufacturer with an existing and growing business Diversifies revenue base by expanding Centrus' addressable market with significant adjacent, non-nuclear manufacturing work Drives continued growth for both organizations through commercial and operational synergies and cost savings BETHESDA, Md., Oct. 19, 2026 /PRNewswire/ -- Centrus Energy Corp. (NYSE: LEU) ("Centrus"), a trusted supplier of nuclear fuel and services, today announced that it has acquired Westerman Holdings, LLC ("Westerman"), one of Centrus' largest and most diversified suppliers, for approximately $116 million, funded through a combination of approximately $95 million cash on hand and $21 million of equity. The transaction is expected to be accretive to adjusted earnings per share in the first year following closing. The acquisition represents a significant milestone for Centrus as it builds supply chain resilience while diversifying its revenue base. Westerman's expertise strengthens and de-risks Centrus' supply chain by securing and bringing in-house its critical manufacturing capabilities. The acquisition simultaneously broadens Centrus' manufacturing platform, customer base, and future revenue opportunities through commercial and operational synergies. The addition of Westerman supports Centrus' previously announced multi-billion-dollar expansion of uranium enrichment capacity. Westerman is an existing manufacturer for centrifuge casings and other major centrifuge components for Centrus. With the acquisition, Centrus intends to secure this key supplier while expanding Westerman's capabilities. Westerman currently services a number of non-nuclear customers across a variety of industries including oil and gas as well as other high-growth industrial sectors, diversifying Centrus' revenue base beyond its core nuclear business. The acquisition is expected to result in lower project costs for Centrus and greater efficiencies with an integrated supply chain. "Westerman is a highly regarded, best-in-class supplier and fabricator for Centrus, the broader nuclear industry, and a number of other sectors," said Amir Vexler, President and CEO of Centrus. "Bringing Westerman in-house demonstrates our commitment to securing our supply chain to support our build-out while adding to our capabilities and expanding our customer base.  We are committed to growing and expanding Westerman alongside our enrichment business, and are confident that this transaction will unlock significant value for our shareholders."  "Westerman has spent more than a century building advanced, differentiated manufacturing capabilities," said Jacob Garrett, CEO of Westerman, who will now transition to President of Westerman and also become a Vice President of Centrus Energy. "Joining with Centrus will allow us to accelerate that trajectory. Together, we can expand our production, deepen our nuclear manufacturing portfolio, and create new opportunities for our employees, our customers, and our communities. We are excited for the future we will build together." Centrus acquired all of Westerman's business lines and Westerman has become a subsidiary within Centrus. Westerman will continue to operate under the Westerman name, leveraging its brand identity and customer relationships. Founded in 1909, Westerman is an established, high-quality industrial fabrication manufacturer with specialized capabilities serving the nuclear, oil and gas, and broader high-growth industrial markets. With approximately 400 employees and four world-class facilities in Ohio, Oklahoma, and Wyoming, Westerman provides a broad portfolio of products that span upstream and midstream oil and gas production equipment, engineered industrial systems, and nuclear‑grade products including UF6 cylinders. Barclays served as financial advisor to Centrus and Wachtell, Lipton, Rosen & Katz served as legal counsel to Centrus for this transaction. About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America's uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com or follow us on LinkedIn and X. About Westerman Westerman is a large equipment fabricator, focused on continuous improvements in design, engineering, and manufacturing. Our broad portfolio of equipment supports production, dehydration, stabilization, filtration, and custody transfer metering, setting new standards for performance and economics nationwide. We proudly serve other diverse end markets such as Nuclear, Marine, and Industrial.  Forward-Looking Statements This news release contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as "expects", "anticipates", "intends", "plans", "believes", "will", "should", "could", "would" or "may" and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management's current views and assumptions with respect to future events and operational, economic and financial performance. For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: the war in Ukraine and other geopolitical conflicts; our government contracts, including related to changes to the U.S. government's appropriated funding levels for HALEU and the government's inability to satisfy its obligations, and our lease to our facility in Piketon, Ohio; whether or when government demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers, including foreign competitors, who may be less cost sensitive than we are; limitations on our ability to compete in foreign markets; pricing trends and demand in the uranium and enrichment markets, especially in light of the potential of limited supply and our dependence on others for deliveries of LEU; and our ability to successfully implement our planned expansion projects in Piketon, Ohio and Oak Ridge, Tennessee. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, under Part II, Item 1A – "Risk Factors" in our Quarterly report on Form 10-Q for the quarter ended March 31, 2026, under Part II, Item 1A – "Risk Factors" in our Quarterly report on Form 10-Q for the quarter ended June 30, 2026, and our filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts:

Centrus (Media) — Dan Leistikow LeistikowD@centrusenergy.com Centrus (Investors) — Neal Nagarajan NagarajanNK@centrusenergy.com Westerman — Nolan Lamar Nolan.Lamar@westermaninc.com View original content to download multimedia:https://www.prnewswire.com/news-releases/centrus-acquires-westerman-holdings- llc-bringing-a-key-supplier-in-house-and-diversifying-its-manufacturing-capacity-302912534.html SOURCE Centrus Energy Corp.